Exhibit 99.2

SECURED PROMISSORY NOTE

U.S. $1,033,333
01/10/2019

FOR VALUE RECEIVED, the undersigned, Morris Sheet Metal Corp. ( "Maker") promise to pay to Daniel Morris , an individual residing at ___________________________(the "Holder"), or his order, or such other place as Holder may designate in writing, in lawful money of the United States of America, the original aggregate principal sum of  One Million Thirty Three Thousand Three Hundred Thirty Three Dollars ($1,033,333) together with interest at the rate of four and 1/4 percent (4.25%) per annum, which amounts shall be due in accordance with the following provisions of this Promissory Note (the "Note").

This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Stock Purchase Agreement (the "Purchase Agreement"), of even or near date herewith, as well as a Security Agreement (the "Security Agreement") of even or near date herewith, by and among Maker, the Holder, and Morris Sheet Metal, Inc. ("MSMI") and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. The Maker has issued another Note pursuant to the Purchase Agreement to Holder, with terms similar to those of this Note. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Purchase Agreement.

1. Term.  The term of this Note shall be for three (3) years, amortized over ten (10) years.

2. Payments.

a.
Monthly Payments. Monthly payments (each, a "Monthly Payment") of interest, principal and penalties, if any, shall be paid monthly, commencing on that date which is ninety (90) days following the execution of the Purchase Agreement, and payable thereafter on the monthly anniversary of the Purchase Agreement.

b.	Balloon Payment. All remaining unpaid principal and interest will be payable in full on the date which is the 36 month anniversary of the date of this Note (the "Maturity Date").

3. Security.  This Note is secured, with a subordinated security interest, by the obligations due pursuant to and under the Guarantee & Security Agreement dated even or near date herewith.
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4. Prepayment.  Maker shall have the right to prepay the indebtedness, in full or in part and without penalty or payment of any fee or premium, at any time prior to the Maturity Date.

5. In the event the post-closing EBITDA of MSM exceeds $1,500,000 by the twelve (12) month anniversary of the closing of the Transaction, Buyer shall be obligated to make a one-time payment to Sellers in an amount equal to 50% of amount of the EBITDA over $1,500,000 ("Accelerated Note Payment").  Buyer's monthly payment obligations under the Notes shall not be altered by the obligations to make, or not make, an Accelerated Note Payment.

6. Late Charges; Refusal of Payments.  If any Monthly Payment provided for in this Note shall be received by Holder more than fifteen (15) days after the due date thereof, a "Late Charge" of one percent (1.0%) of the amount of such Monthly Payment shall be immediately due to Holder and shall accompany any such Monthly Payment when made.  Holder may refuse to accept any Monthly Payment which is not accompanied by the applicable Late Charge.  It is agreed that the amount of such Late Charge has been established to compensate Holder for additional costs and expenses which will be incurred by reason of a Monthly Payment not being made on time and which costs and expenses are difficult to predict or quantify. The parties agree that the amount of Late Charges, if any, are reasonable under the circumstances.

7. Default Interest.  Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance hereof, together with accrued but unpaid interest and Late Charges shall, for all purposes, thereafter earn interest at the rate of six percent (6.0%) per annum (the "Default Rate") from the date of such default until the default shall have been cured to the satisfaction of Holder in its sole discretion.  In no event shall the Default Rate exceed the highest rate of interest which may be charged upon default against the obligation of Maker evidenced by this Note in accordance with the law applicable thereto.

8. No Right of Setoff.  Except as provided in the Purchase Agreement, Maker shall have no right to set off, offset or deduct any amount otherwise due, payable or owing under or pursuant to this Note.

9. Place of Payment.  Unless until otherwise revised in writing, all Payments required to be made under this Note shall be made payable to Daniel Morris with and address of, _____________________________________.

10.             Default.  The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

a. Maker shall fail to pay (whether due on the date provided herein or by acceleration or otherwise), any amounts due and payable under this Note;

b. There shall occur a default under the Purchase Agreement or Security Agreement or Maker shall otherwise fail to perform its obligations under the Purchase Agreement or Security Agreement;
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c. Maker become insolvent or bankrupt or are generally not paying its debts as such debts become due or if a custodian, trustee, or receiver as defined in the Bankruptcy Code is appointed over all or any portion of Maker's property, or bankruptcy, reorganization or liquidation proceedings are instituted or consented to by Maker or instituted against and not consented to by Maker and not dismissed within thirty (30) days after the institution of such proceedings;

d. A general assignment by the Maker for the benefit of creditors;

e. The attachment, levy, execution or other judicial seizure of substantially all of the Maker's assets;

f. The Maker shall have concealed, removed or per-mitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

g. the dissolution, merger, consolidation, termina-tion of existence, or other Change of Control (defined below) of MSM.

11. Acceleration Upon Default.  Upon the occurrence of any Event of Default under this Note, then the entire principal balance and accrued interest, irrespective of the Maturity Date specified herein, shall become immediately due and payable at the option of Holder.

12. Assignment.  This Note is non-negotiable and may not be sold, assigned or transferred (by operation of law or otherwise) or pledged by Holder, without the prior written consent of Maker, which shall not be unreasonably withheld.

13. Cumulative Remedies.  The rights or remedies of the Holder as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker, any guarantor hereof or otherwise at the sole discretion of the Holder.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or a waiver of the right to exercise them at any later time.

14. Waivers and Consents.  The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences shall not affect the liability of said parties for the indebtedness evidenced by this Note.
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15. Payment of Costs and Liability.  The Maker, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable on this Note, agree jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit and appeal (the "Costs"), in the event that (a) there shall occur an Event of Default under this Note; (b) the Holder is made party to any litigation merely because of the existence of this Note; or (c) it becomes necessary by reason of the acts or omissions of Maker for the Holder to seek the advice of counsel with respect to this Note.  Costs shall be paid whether suit be brought or not, and whether they are incurred through courts of original jurisdiction, or through a bankruptcy court or through other legal proceedings.

16. Amendments.  This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

17. Joint and Several Liability.  The liability of each and every party who has signed this Note and all other parties who are or who may become liable under this Note shall be joint and several.

18. Severability.  If any term or condition of this Note shall be held to be invalid or unenforceable, the rest of the Note shall be enforced without the invalid or the unenforceable provision.

19. References.  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, devisees, personal representatives, successors and assigns.

20. Limitation of Interest.  It is the intent of Maker and Holder in the execution of this Note to contract in strict compliance with the usury laws governing this Note.  In furtherance thereof, Holder and Maker stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such laws.  Maker or any guarantor, endorser or other party now or hereafter becoming liable for the payment of this Note shall never be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this section shall control over all other provisions of this Note and any other instrument executed in connection herewith which may be in apparent conflict herewith.  In the event any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged, all such sums deemed to constitute interest in excess of the maximum permissible rate shall be immediately returned to the maker upon such determination.
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21. Due on Sale.  It is expressly agreed and understood by Maker that this Note and the Security Agreement securing same are made for the sole and absolute benefit of Maker and that this Note and the Security Agreement are not assumable by any other person or party, and that in the event the collateral securing repayment of this Note or any portion thereof is sold, transferred or conveyed to any other party, whether by contract for deed, conveyance in trust or by operation of law or otherwise, the Holder or its successors and assigns shall have the right to immediately declare the entire unpaid balance of this Note, including all accrued but unpaid interest and Late Charges, to be immediately due and payable.

22. Governing Law.  This Note shall be governed in accordance with the laws of the Indiana.

23. Change of Control.  The occurrence of any one or more of the following (each a "Change of Control"):

(a)  MSM sells, leases, assigns, transfers, conveys, or otherwise disposes of all or a substantial part of the MSM's assets (excluding equipment financing or bank financing), or

(b)  MSM liquidates, dissolves, or substantially suspends the active business operations, or the equity of MSM is transferred, assigned, or otherwise conveyed to any person or entity, or

(c)  The consummation of any consolidation, merger or reorganization of MSM with or into any limited liability company, corporation or other entity, or any other corporate transaction in which MSM shall not be the continuing or surviving entity of such transaction.

MAKER:
Morris Sheet Metal, Inc.
a Indiana corporation
By:
Name:	Kent Wilson
Title:	Chief Executive Officer

HOLDER:
By:
Name:	Daniel Morris

5

SECURED PROMISSORY NOTE

U.S. $1,033,333
01/10/2019

FOR VALUE RECEIVED, the undersigned, Morris Sheet Metal Corp. ( "Maker") promise to pay to James Morris , an individual residing at ___________________________(the "Holder"), or his order, or such other place as Holder may designate in writing, in lawful money of the United States of America, the original aggregate principal sum of  One Million Thirty Three Thousand Three Hundred Thirty Three Dollars ($1,033,333) together with interest at the rate of four and 1/4 percent (4.25%) per annum, which amounts shall be due in accordance with the following provisions of this Promissory Note (the "Note").

This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Stock Purchase Agreement (the "Purchase Agreement"), of even or near date herewith, as well as a Security Agreement (the "Security Agreement") of even or near date herewith, by and among Maker, the Holder, and Morris Sheet Metal, Inc. ("MSMI") and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. The Maker has issued another Note pursuant to the Purchase Agreement to Holder, with terms similar to those of this Note. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Purchase Agreement.

1. Term.  The term of this Note shall be for three (3) years, amortized over ten (10) years.

2. Payments.

a.
Monthly Payments. Monthly payments (each, a "Monthly Payment") of interest, principal and penalties, if any, shall be paid monthly, commencing on that date which is ninety (90) days following the execution of the Purchase Agreement, and payable thereafter on the monthly anniversary of the Purchase Agreement.

b.	Balloon Payment. All remaining unpaid principal and interest will be payable in full on the date which is the 36 month anniversary of the date of this Note (the "Maturity Date").

3. Security.  This Note is secured, with a subordinated security interest, by the obligations due pursuant to and under the Guarantee & Security Agreement dated even or near date herewith.
1

4. Prepayment.  Maker shall have the right to prepay the indebtedness, in full or in part and without penalty or payment of any fee or premium, at any time prior to the Maturity Date.

5. In the event the post-closing EBITDA of MSM exceeds $1,500,000 by the twelve (12) month anniversary of the closing of the Transaction, Buyer shall be obligated to make a one-time payment to Sellers in an amount equal to 50% of amount of the EBITDA over $1,500,000 ("Accelerated Note Payment").  Buyer's monthly payment obligations under the Notes shall not be altered by the obligations to make, or not make, an Accelerated Note Payment.

6. Late Charges; Refusal of Payments.  If any Monthly Payment provided for in this Note shall be received by Holder more than fifteen (15) days after the due date thereof, a "Late Charge" of one percent (1.0%) of the amount of such Monthly Payment shall be immediately due to Holder and shall accompany any such Monthly Payment when made.  Holder may refuse to accept any Monthly Payment which is not accompanied by the applicable Late Charge.  It is agreed that the amount of such Late Charge has been established to compensate Holder for additional costs and expenses which will be incurred by reason of a Monthly Payment not being made on time and which costs and expenses are difficult to predict or quantify. The parties agree that the amount of Late Charges, if any, are reasonable under the circumstances.

7. Default Interest.  Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance hereof, together with accrued but unpaid interest and Late Charges shall, for all purposes, thereafter earn interest at the rate of six percent (6.0%) per annum (the "Default Rate") from the date of such default until the default shall have been cured to the satisfaction of Holder in its sole discretion.  In no event shall the Default Rate exceed the highest rate of interest which may be charged upon default against the obligation of Maker evidenced by this Note in accordance with the law applicable thereto.

8. No Right of Setoff.  Except as provided in the Purchase Agreement, Maker shall have no right to set off, offset or deduct any amount otherwise due, payable or owing under or pursuant to this Note.

9. Place of Payment.  Unless until otherwise revised in writing, all Payments required to be made under this Note shall be made payable to James Morris with and address of, _____________________________________.

10.             Default.  The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

a. Maker shall fail to pay (whether due on the date provided herein or by acceleration or otherwise), any amounts due and payable under this Note;

b. There shall occur a default under the Purchase Agreement or Security Agreement or Maker shall otherwise fail to perform its obligations under the Purchase Agreement or Security Agreement;
2

c. Maker become insolvent or bankrupt or are generally not paying its debts as such debts become due or if a custodian, trustee, or receiver as defined in the Bankruptcy Code is appointed over all or any portion of Maker's property, or bankruptcy, reorganization or liquidation proceedings are instituted or consented to by Maker or instituted against and not consented to by Maker and not dismissed within thirty (30) days after the institution of such proceedings;

d. A general assignment by the Maker for the benefit of creditors;

e. The attachment, levy, execution or other judicial seizure of substantially all of the Maker's assets;

f. The Maker shall have concealed, removed or per-mitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

g. the dissolution, merger, consolidation, termina-tion of existence, or other Change of Control (defined below) of MSM.

11. Acceleration Upon Default.  Upon the occurrence of any Event of Default under this Note, then the entire principal balance and accrued interest, irrespective of the Maturity Date specified herein, shall become immediately due and payable at the option of Holder.

12. Assignment.  This Note is non-negotiable and may not be sold, assigned or transferred (by operation of law or otherwise) or pledged by Holder, without the prior written consent of Maker, which shall not be unreasonably withheld.

13. Cumulative Remedies.  The rights or remedies of the Holder as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker, any guarantor hereof or otherwise at the sole discretion of the Holder.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or a waiver of the right to exercise them at any later time.

14. Waivers and Consents.  The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences shall not affect the liability of said parties for the indebtedness evidenced by this Note.
3

15. Payment of Costs and Liability.  The Maker, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable on this Note, agree jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit and appeal (the "Costs"), in the event that (a) there shall occur an Event of Default under this Note; (b) the Holder is made party to any litigation merely because of the existence of this Note; or (c) it becomes necessary by reason of the acts or omissions of Maker for the Holder to seek the advice of counsel with respect to this Note.  Costs shall be paid whether suit be brought or not, and whether they are incurred through courts of original jurisdiction, or through a bankruptcy court or through other legal proceedings.

16. Amendments.  This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

17. Joint and Several Liability.  The liability of each and every party who has signed this Note and all other parties who are or who may become liable under this Note shall be joint and several.

18. Severability.  If any term or condition of this Note shall be held to be invalid or unenforceable, the rest of the Note shall be enforced without the invalid or the unenforceable provision.

19. References.  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, devisees, personal representatives, successors and assigns.

20. Limitation of Interest.  It is the intent of Maker and Holder in the execution of this Note to contract in strict compliance with the usury laws governing this Note.  In furtherance thereof, Holder and Maker stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such laws.  Maker or any guarantor, endorser or other party now or hereafter becoming liable for the payment of this Note shall never be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this section shall control over all other provisions of this Note and any other instrument executed in connection herewith which may be in apparent conflict herewith.  In the event any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged, all such sums deemed to constitute interest in excess of the maximum permissible rate shall be immediately returned to the maker upon such determination.
4

21. Due on Sale.  It is expressly agreed and understood by Maker that this Note and the Security Agreement securing same are made for the sole and absolute benefit of Maker and that this Note and the Security Agreement are not assumable by any other person or party, and that in the event the collateral securing repayment of this Note or any portion thereof is sold, transferred or conveyed to any other party, whether by contract for deed, conveyance in trust or by operation of law or otherwise, the Holder or its successors and assigns shall have the right to immediately declare the entire unpaid balance of this Note, including all accrued but unpaid interest and Late Charges, to be immediately due and payable.

22. Governing Law.  This Note shall be governed in accordance with the laws of the Indiana.

23. Change of Control.  The occurrence of any one or more of the following (each a "Change of Control"):

(a)  MSM sells, leases, assigns, transfers, conveys, or otherwise disposes of all or a substantial part of the MSM's assets (excluding equipment financing or bank financing), or

(b)  MSM liquidates, dissolves, or substantially suspends the active business operations, or the equity of MSM is transferred, assigned, or otherwise conveyed to any person or entity, or

(c)  The consummation of any consolidation, merger or reorganization of MSM with or into any limited liability company, corporation or other entity, or any other corporate transaction in which MSM shall not be the continuing or surviving entity of such transaction.

MAKER:
Morris Sheet Metal, Inc.
a Indiana corporation
By:
Name:	Kent Wilson
Title:	Chief Executive Officer

HOLDER:
By:
Name:	James Morris

5

SECURED PROMISSORY NOTE

U.S. $1,033,333
01/10/2019

FOR VALUE RECEIVED, the undersigned, Morris Sheet Metal Corp. ( "Maker") promise to pay to Timothy Morris , an individual residing at ___________________________(the "Holder"), or his order, or such other place as Holder may designate in writing, in lawful money of the United States of America, the original aggregate principal sum of  One Million Thirty Three Thousand Three Hundred Thirty Three Dollars ($1,033,333) together with interest at the rate of four and 1/4 percent (4.25%) per annum, which amounts shall be due in accordance with the following provisions of this Promissory Note (the "Note").

This Note has been executed and delivered pursuant to and in accordance with the terms and conditions of the Stock Purchase Agreement (the "Purchase Agreement"), of even or near date herewith, as well as a Security Agreement (the "Security Agreement") of even or near date herewith, by and among Maker, the Holder, and Morris Sheet Metal, Inc. ("MSMI") and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. The Maker has issued another Note pursuant to the Purchase Agreement to Holder, with terms similar to those of this Note. Capitalized terms used in this Note without definition shall have the respective meanings set forth in the Purchase Agreement.

1. Term.  The term of this Note shall be for three (3) years, amortized over ten (10) years.

2. Payments.

a.
Monthly Payments. Monthly payments (each, a "Monthly Payment") of interest, principal and penalties, if any, shall be paid monthly, commencing on that date which is ninety (90) days following the execution of the Purchase Agreement, and payable thereafter on the monthly anniversary of the Purchase Agreement.

b.	Balloon Payment. All remaining unpaid principal and interest will be payable in full on the date which is the 36 month anniversary of the date of this Note (the "Maturity Date").

3. Security.  This Note is secured, with a subordinated security interest, by the obligations due pursuant to and under the Guarantee & Security Agreement dated even or near date herewith.

4. Prepayment.  Maker shall have the right to prepay the indebtedness, in full or in part and without penalty or payment of any fee or premium, at any time prior to the Maturity Date.

5. In the event the post-closing EBITDA of MSM exceeds $1,500,000 by the twelve (12) month anniversary of the closing of the Transaction, Buyer shall be obligated to make a one-time payment to Sellers in an amount equal to 50% of amount of the EBITDA over $1,500,000 ("Accelerated Note Payment").  Buyer's monthly payment obligations under the Notes shall not be altered by the obligations to make, or not make, an Accelerated Note Payment.

6. Late Charges; Refusal of Payments.  If any Monthly Payment provided for in this Note shall be received by Holder more than fifteen (15) days after the due date thereof, a "Late Charge" of one percent (1.0%) of the amount of such Monthly Payment shall be immediately due to Holder and shall accompany any such Monthly Payment when made.  Holder may refuse to accept any Monthly Payment which is not accompanied by the applicable Late Charge.  It is agreed that the amount of such Late Charge has been established to compensate Holder for additional costs and expenses which will be incurred by reason of a Monthly Payment not being made on time and which costs and expenses are difficult to predict or quantify. The parties agree that the amount of Late Charges, if any, are reasonable under the circumstances.

7. Default Interest.  Upon the occurrence of an Event of Default under this Note, the entire unpaid principal balance hereof, together with accrued but unpaid interest and Late Charges shall, for all purposes, thereafter earn interest at the rate of six percent (6.0%) per annum (the "Default Rate") from the date of such default until the default shall have been cured to the satisfaction of Holder in its sole discretion.  In no event shall the Default Rate exceed the highest rate of interest which may be charged upon default against the obligation of Maker evidenced by this Note in accordance with the law applicable thereto.

8. No Right of Setoff.  Except as provided in the Purchase Agreement, Maker shall have no right to set off, offset or deduct any amount otherwise due, payable or owing under or pursuant to this Note.

9. Place of Payment.  Unless until otherwise revised in writing, all Payments required to be made under this Note shall be made payable to Timothy Morris with and address of, _____________________________________.

10.             Default.  The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

a. Maker shall fail to pay (whether due on the date provided herein or by acceleration or otherwise), any amounts due and payable under this Note;

b. There shall occur a default under the Purchase Agreement or Security Agreement or Maker shall otherwise fail to perform its obligations under the Purchase Agreement or Security Agreement;

c. Maker become insolvent or bankrupt or are generally not paying its debts as such debts become due or if a custodian, trustee, or receiver as defined in the Bankruptcy Code is appointed over all or any portion of Maker's property, or bankruptcy, reorganization or liquidation proceedings are instituted or consented to by Maker or instituted against and not consented to by Maker and not dismissed within thirty (30) days after the institution of such proceedings;

d. A general assignment by the Maker for the benefit of creditors;

e. The attachment, levy, execution or other judicial seizure of substantially all of the Maker's assets;

f. The Maker shall have concealed, removed or per-mitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof; or

g. the dissolution, merger, consolidation, termina-tion of existence, or other Change of Control (defined below) of MSM.

11. Acceleration Upon Default.  Upon the occurrence of any Event of Default under this Note, then the entire principal balance and accrued interest, irrespective of the Maturity Date specified herein, shall become immediately due and payable at the option of Holder.

12. Assignment.  This Note is non-negotiable and may not be sold, assigned or transferred (by operation of law or otherwise) or pledged by Holder, without the prior written consent of Maker, which shall not be unreasonably withheld.

13. Cumulative Remedies.  The rights or remedies of the Holder as provided in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker, any guarantor hereof or otherwise at the sole discretion of the Holder.  The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or a waiver of the right to exercise them at any later time.

14. Waivers and Consents.  The Maker and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof or the release or substitution of any security for the indebtedness evidenced hereby or any other indulgences shall not affect the liability of said parties for the indebtedness evidenced by this Note.

15. Payment of Costs and Liability.  The Maker, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable on this Note, agree jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit and appeal (the "Costs"), in the event that (a) there shall occur an Event of Default under this Note; (b) the Holder is made party to any litigation merely because of the existence of this Note; or (c) it becomes necessary by reason of the acts or omissions of Maker for the Holder to seek the advice of counsel with respect to this Note.  Costs shall be paid whether suit be brought or not, and whether they are incurred through courts of original jurisdiction, or through a bankruptcy court or through other legal proceedings.

16. Amendments.  This Note may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

17. Joint and Several Liability.  The liability of each and every party who has signed this Note and all other parties who are or who may become liable under this Note shall be joint and several.

18. Severability.  If any term or condition of this Note shall be held to be invalid or unenforceable, the rest of the Note shall be enforced without the invalid or the unenforceable provision.

19. References.  Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, devisees, personal representatives, successors and assigns.

20. Limitation of Interest.  It is the intent of Maker and Holder in the execution of this Note to contract in strict compliance with the usury laws governing this Note.  In furtherance thereof, Holder and Maker stipulate and agree that none of the terms and provisions contained in this Note shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such laws.  Maker or any guarantor, endorser or other party now or hereafter becoming liable for the payment of this Note shall never be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this section shall control over all other provisions of this Note and any other instrument executed in connection herewith which may be in apparent conflict herewith.  In the event any holder of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted to be charged, all such sums deemed to constitute interest in excess of the maximum permissible rate shall be immediately returned to the maker upon such determination.

21. Due on Sale.  It is expressly agreed and understood by Maker that this Note and the Security Agreement securing same are made for the sole and absolute benefit of Maker and that this Note and the Security Agreement are not assumable by any other person or party, and that in the event the collateral securing repayment of this Note or any portion thereof is sold, transferred or conveyed to any other party, whether by contract for deed, conveyance in trust or by operation of law or otherwise, the Holder or its successors and assigns shall have the right to immediately declare the entire unpaid balance of this Note, including all accrued but unpaid interest and Late Charges, to be immediately due and payable.

22. Governing Law.  This Note shall be governed in accordance with the laws of the Indiana.

23. Change of Control.  The occurrence of any one or more of the following (each a "Change of Control"):

(a)  MSM sells, leases, assigns, transfers, conveys, or otherwise disposes of all or a substantial part of the MSM's assets (excluding equipment financing or bank financing), or

(b)  MSM liquidates, dissolves, or substantially suspends the active business operations, or the equity of MSM is transferred, assigned, or otherwise conveyed to any person or entity, or

(c)  The consummation of any consolidation, merger or reorganization of MSM with or into any limited liability company, corporation or other entity, or any other corporate transaction in which MSM shall not be the continuing or surviving entity of such transaction.

MAKER:
Morris Sheet Metal, Inc.
a Indiana corporation
By:
Name:	Kent Wilson
Title:	Chief Executive Officer

HOLDER:
By:
Name:	Timothy Morris